UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2015

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3738 Oak Lawn Avenue

Dallas, Texas 75219

(Address of principal executive offices)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 18, 2015, Energy Transfer Partners, L.P. (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., Mitsubishi UFJ Securities (USA), Inc. and Wells Fargo Securities, LLC, as joint book-running managers and representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the public offering by the Partnership of $650 million aggregate principal amount of its 2.500% Senior Notes due 2018 (the “2018 Notes”), $350 million aggregate principal amount of its 4.150% Senior Notes due 2020 (the “2020 Notes”), $1.0 billion aggregate principal amount of its 4.750% Senior Notes due 2026 (the “2026 Notes”) and $1.0 billion aggregate principal amount of its 6.125% Senior Notes due 2045 (the “2045 Notes” and, together with the 2018 Notes, the 2020 Notes and the 2026 Notes, the “Notes”). The 2020 Notes are additional notes under the Indenture dated as of January 18, 2005 (the “Base Indenture”), among the Partnership, as issuer, the subsidiary guarantors named therein, and Wachovia Bank, National Association, as trustee, as amended and supplemented by the Thirteenth Supplemental Indenture dated as of September 19, 2013 (the “Thirteenth Supplemental Indenture” and, together with the Base Indenture, the “2020 Notes Indenture”) between the Partnership and U.S. Bank National Association, as successor trustee, pursuant to which the Partnership issued $700,000,000 aggregate principal amount of its 4.150% Senior Notes due 2020 on September 19, 2013.

The Underwriting Agreement contains customary representations, warranties and agreements by the Partnership, and customary conditions to closing, indemnification obligations of the Partnership and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.

The offering of the Notes has been registered under the Securities Act, pursuant to a Registration Statement on Form S-3ASR (Registration No. 333-202507) of the Partnership, as supplemented by the Prospectus Supplement dated June 18, 2015 relating to the Notes (together with the accompanying prospectus dated March 5, 2015, the “Prospectus Supplement”), filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on June 18, 2015.

On June 23, 2015, the Partnership completed its public offering (the “Offering”) of the Notes. A legal opinion related to the Notes is included as Exhibit 5.1 hereto. The Partnership received net proceeds of approximately $2.98 billion from the Offering, after deducting the underwriters’ discount and estimated offering expenses, and excluding accrued interest on of the 2020 Notes, and intends to use the net proceeds to repay borrowings outstanding under its revolving credit facility, to fund growth capital expenditures and for general partnership purposes.

The Notes were issued under the Base Indenture, as supplemented by (i) in the case of the 2020 Notes, the Thirteenth Supplemental Indenture and (ii) in the case of the 2018 Notes, the 2026 Notes and the 2045 Notes, the Fifteenth Supplemental Indenture dated as of June 23, 2015 (the “Fifteenth Supplemental Indenture” and, together with the Base Indenture, the “New Notes Indenture”) between the Partnership and U.S. Bank National Association, as successor trustee. The terms of the Notes, the 2020 Notes Indenture and the New Notes Indenture are further described in the Prospectus Supplement under the captions “Description of Notes” and “Description of the Debt Securities,” which descriptions are filed herewith as Exhibit 99.2. Such descriptions do not purport to be complete and are qualified by reference to the Base Indenture, the Thirteenth Supplemental Indenture and the Fifteenth Supplemental Indenture, which are filed as Exhibits 4.1, 4.2 and 4.3, respectively, hereto and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On June 18, 2015, the Partnership issued a press release relating to the pricing of the public offering of the Notes contemplated by the Underwriting Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement dated as of June 18, 2015 among the Partnership, Deutsche Bank Securities Inc., Mitsubishi UFJ Securities (USA), Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture dated as of January 18, 2005 among Energy Transfer Partners, L.P., as issuer, the subsidiary guarantors named therein, and Wachovia Bank, National Association, as trustee (filed as Exhibit 4.1 to Form 8-K of Energy Transfer Partners, L.P. filed January 19, 2005 and incorporated herein by reference).

4.2	Thirteenth Supplemental Indenture dated as of September 19, 2013 by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (filed as Exhibit 4.2 to Form 8-K of Energy Transfer Partners, L.P. filed September 19, 2013 and incorporated herein by reference).

4.3	Fifteenth Supplemental Indenture dated as of June 23, 2015 by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee.

4.4	Forms of Notes (included in Exhibit 4.2 and Exhibit 4.3 above).

5.1	Opinion of Latham & Watkins LLP regarding the legality of the Notes.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).

99.1	Press Release, dated June 18, 2015, announcing the pricing of the Notes.

99.2	Description of Notes and Description of the Debt Securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P.

	By:	Energy Transfer Partners GP, L.P., its general partner

	By:	Energy Transfer Partners, L.L.C, its general partner

Date: June 23, 2015

/s/ Thomas P. Mason
Thomas P. Mason Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement dated as of June 18, 2015 among the Partnership, Deutsche Bank Securities Inc., Mitsubishi UFJ Securities (USA), Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture dated as of January 18, 2005 among Energy Transfer Partners, L.P., as issuer, the subsidiary guarantors named therein, and Wachovia Bank, National Association, as trustee (filed as Exhibit 4.1 to Form 8-K of Energy Transfer Partners, L.P. filed January 19, 2005 and incorporated herein by reference).

4.2	Thirteenth Supplemental Indenture dated as of September 19, 2013 by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee (filed as Exhibit 4.2 to Form 8-K of Energy Transfer Partners, L.P. filed September 19, 2013 and incorporated herein by reference).

4.3	Fifteenth Supplemental Indenture dated as of June 23, 2015 by and between Energy Transfer Partners, L.P., as issuer, and U.S. Bank National Association (as successor to Wachovia Bank, National Association), as trustee.

4.4	Forms of Notes (included in Exhibit 4.2 and Exhibit 4.3 above).

5.1	Opinion of Latham & Watkins LLP regarding the legality of the Notes.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).

99.1	Press Release, dated June 18, 2015, announcing the pricing of the Notes.

99.2	Description of Notes and Description of the Debt Securities.